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                                                                    EXHIBIT 23.3

                        CONSENT OF RYDER SCOTT COMPANY


          We hereby consent to the references to Ryder Scott Company Petroleum Engineers as experts in the field of petroleum engineering in the Registration Statement (Form S-3) and related prospectus of Barrett Resources Corporation dated April 30, 1998.



                                   Very truly yours,


                                   /s/ Ryder Scott Company Petroleum Engineers

                                   RYDER SCOTT COMPANY PETROLEUM ENGINEERS